Camber Energy, Inc. 8-K

Exhibit 99.1

Media Contact:
Laura Waldron, Interdependence PR
lwaldron@interdependence.com; (949)777-2485

Interdependence to Launch Investor Relations and Public Relations Campaign for Camber Energy and Subsidiary Lineal Star Holdings

Campaigns to Position Camber and Lineal Star as Preeminent Energy Infrastructure Solutions Provider

CHICAGO, (Aug. 26, 2019) – Interdependence Public Relations announced today its partnership with Camber Energy to launch an investor relations and public relations campaign for recently acquired Lineal Star Holdings. The Camber Lineal Star merger was announced in July 2019.

The Interdependence campaign will raise retail investor awareness of the merger and position the Camber Lineal Star merger as a forward-thinking and innovative investment. Lineal Star CEO Tim Connolly will act as spokesperson for the campaign. Connolly has more than 35 years of experience in public and private company investment, development and communication strategies, and has previously hosted his own nationally-broadcast business-focused radio show, “Corporate Strategies with Tim Connolly,” for 18 years.

The Camber Lineal Star merger is intended to expand the Lineal brand through planned acquisitions (subject to the ongoing availability of capital) and by developing complementary specialty engineering, procurement and construction energy infrastructure service businesses.The company also anticipates generating organic growth in upstream, midstream and downstream field services in Lineal StarHolding’s existing subsidiaries, Lineal Industries, Inc in Pittsburgh and newly formed Lineal Star, Inc, serving the Gulf Coast.

"Our team is excited about this opportunity to bring our leading-edge solutions on behalf of the Camber Lineal Star merger,” said Laura Waldron, Vice Present for Interdependence Public Relations. “Interdependence has a demonstrated track record of generating significant value telling our client’s story through strategically executed media placements in the most prestigious publications and platforms, bringing enhanced credibility to our client’s brands and leadership teams.”

Tim Connolly, Chief Executive Officer of Lineal - said that he is eager to work with Interdependence PR to bring its story to the investment community. “We believe in the favorable long-term fundamentals of the combined companies and the growth opportunities available to us in doing our part to safely and reliably maintain and expand the USA’s 2.7 million miles of pipelines throughout the country,” said Connolly. “We look forward to sharing our vision and strategies for growth in more detail while actively and transparently engaging with our Camber investor community.”

For more information about Camber Energy, investors can visit https://ir.camber.energy/.

About CAMBER ENERGY
Based in Houston, Texas, Camber Energy’s (NYSE American:CEI), primary focus is midstream and downstream pipeline specialty construction, maintenance and field services via its recently announced acquisition of Lineal Star Holdings LLC, the owner of Lineal Industries, Inc., as described in greater detail in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (SEC) on July 9, 2019 (as amended). For more information, please visit the Company's website at www.camber.energy.

About LINEAL STAR HOLDINGS

Lineal, based in Houston, Texas, is the parent company of (a) 64-year-old Lineal Industries Inc. (“Lineal Industries”), based in Pittsburgh, Pennsylvania, and (b) Lineal Star Incorporated (“Lineal Star”), headquartered in Houston, each of which were acquired by the Company as part of the merger. Lineal Industries has provided over six decades of upstream, midstream, and utilities pipeline maintenance, specialty construction and integrity services to Fortune 500 companies located in the states of Ohio, Pennsylvania, Virginia, West Virginia, Maryland and New York.

About INTERDEPENDENCE PUBLIC RELATIONS
Established in 2012, Interdependence is a full-service digital PR, investor relations and media communications firm supercharged by the most advanced technology ever in public relations to maximize consistent media placements in prestigious media and industry outlets. It is an experience that stands apart. We power constant media placements for some of the most notable companies in the world from leading Silicon Valley venture backed startups to firms with billions of dollars in annual revenues. Our team consists of former journalists and veteran technology public relations experts. Our strong relationships with journalist and editors across the board at national and technology media outlets and leading technology trade and industry publications - gives us an unrivaled presence across the country and a competitive edge when it comes to strengthening our clients’ brand, investor relations and reputation.

Safe Harbor Statement and Disclaimer

This release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give Camber Energy’s current expectations, opinion, belief or forecasts of future events and performance. A statement identified by the use of forward-looking words including “will,” “may,” “expects,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “should,” and certain of the other foregoing statements may be deemed forward-looking statements. Although Camber Energy believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release. These include, but are not limited to, risks relating to the absence or delay in receipt of shareholder approval of the issuance of shares of Camber Energy’s common stock in connection with its recent acquisition; change orders that are subject to change or cancellation, which may reduce the value expected from projects, or the timing of such projects; government approvals or third party consents; risks relating to funding Camber Energy may never receive and/or the terms of such funding, if received; the risks of substantial and significant ongoing dilution of common shareholders pursuant to conversions of Camber Energy’s Series C Preferred Stock, conversion premiums associated therewith and true-ups thereon; risks related to over-hang and significant decreases in Camber Energy’s common stock trading prices as common stock shares issued upon conversion of its Series C Preferred Stock are publicly sold, compounded and exacerbated by successive conversions and sales; risks relating to the liquidation preferences and rights of Camber Energy’s preferred stock; risks relating to the redemption rights of Camber Energy’s preferred stock; risks relating to extensions and approvals provided by the NYSE American; risks relating to Camber Energy’s ability to maintain its NYSE American listing due to falling stock prices; risks relating to significant downward pressure on its common stock trading prices caused by sales of its common stock by its Series C Preferred Stock holder and others; risks related to potential future acquisitions or combinations, the risks of not closing such transactions and the ultimate terms of such acquisitions, if closed; and other risks described in Camber Energy’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC, available at the SEC’s website at www.sec.gov. Investors are cautioned that any forward-looking statements are not guarantees of future performance, actual results or developments may differ materially from those projected and investors should not purchase the stock of Camber Energy if they cannot withstand the loss of their entire investment. The forward-looking statements in this press release are made as of the date hereof. Camber Energy takes no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by third parties that are not paid for by Camber Energy. Camber Energy 's SEC filings are available at http://www.sec.gov.

###